Exhibit 10.21


                                    FORM OF
                                    -------
                                LEASE GUARANTY
                                --------------

      THIS LEASE GUARANTY (this "Guaranty") is made and entered into to be effective as of ____________ (the "Effective Date"), by ALS Properties HOLDING COMPANY, LLC, a Delaware limited liability company ("Guarantor"), in favor of PSLT-ALS ________, LLC, a Delaware limited liability company ("Landlord").

                                   RECITALS

      WHEREAS, as of the Effective Date, Landlord and ALS __________________, LLC, a Delaware limited liability company, as tenant ("Tenant"), have executed and entered into that certain Lease Agreement (as the same may be renewed, extended, amended or modified from time to time, the "Lease"), pertaining to those certain Leased Properties (as defined in the Lease Agreement);

      WHEREAS, Guarantor is a direct or indirect owner of 100% of the beneficial ownership interest in Tenant, and Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Lease; and

      WHEREAS, it is a condition to the entering into of the Lease by Landlord that Guarantor shall have executed and delivered this Guaranty.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by Guarantor, and in order to induce Landlord to enter into the Lease, Guarantor hereby agrees as follows:

Section 1. GUARANTY. Guarantor hereby unconditionally and irrevocably guarantees (i) the full and prompt payment of all rent and other sums required to be paid by Tenant under the Lease, (ii) the full and timely performance of all other terms, conditions, covenants and obligations of Tenant under the Lease (as same may be amended, renewed, extended or modified), and (iii) any and all expenses (including reasonable attorneys' fees and expenses) incurred by Landlord in enforcing any rights under the Lease or this Guaranty (such obligations, collectively, are referred to as the "Guaranteed Obligations"). Guarantor agrees that this Guaranty is a guarantee of payment and performance, not collection, and that Guarantor is primarily liable and responsible for the payment and performance of the Guaranteed Obligations. It is not necessary for Landlord, in order to enforce payment and performance by Guarantor under this Guaranty, first or contemporaneously to institute suit or exhaust remedies against Tenant or others liable for any of the Guaranteed Obligations or to enforce rights against any collateral securing any of it. With the exception of the defense of prior payment, performance, or compliance by Tenant or Guarantor of the Guaranteed Obligations which Guarantor is called upon to pay, or the defense that Landlord's claim against Guarantor hereunder is barred by the applicable statute of limitations, all defenses of the law of guaranty or suretyship, including, without limitation, substantive defenses and procedural defenses, are waived and released by Guarantor to the extent permitted by law. Except as provided in the preceding sentence, under no circumstances will the liability of Guarantor under this Guaranty be terminated either with respect to any period of time when the liability of Tenant under the Lease continues, or with respect to any circumstances as to which the Guaranteed Obligations have not been fully discharged by payment, performance or compliance.

Section 2. GUARANTY ABSOLUTE. Guarantor guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Lease. The liability and responsibilities of Guarantor under this Guaranty shall be absolute and unconditional, shall not be subject to any counterclaim, setoff, or deduction and shall not be released, discharged, affected or impaired by (i) any change in the time, manner, or place of payment or performance of any of the Guaranteed Obligations, or any other amendment or waiver of, or any consent to or departure from, or termination of, the Lease, (ii) any release or discharge of Tenant in any bankruptcy, receivership or other similar proceedings, (iii) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy or of any remedy for the enforcement of Tenant's liability under the Lease, resulting from the operation of any present or future provisions of any bankruptcy code or other statute or from the decision in any court, the rejection or disaffirmance of the Lease in any such proceedings, or the assignment or transfer of the Lease by Tenant, (iv) any failure, omission or delay on the part of Landlord, to enforce, assert or exercise any right, power or remedy conferred on or available to Landlord in or by the Lease or this Guaranty, or any action on the part of Landlord granting indulgence or extension in any form whatsoever or any invalidity, irregularity or unenforceability as to Tenant of all or any part of the Guaranteed Obligations or any security therefor, (v) the waiver by Landlord of the performance or observance by Tenant or Guarantor of any of the agreements, covenants, terms or conditions contained in the Lease or this Guaranty, (vi) any merger, consolidation, reorganization or similar transaction involving Tenant even if Tenant ceases to exist as a result of (and is not the surviving party in) such transaction, (vii) the inability of Landlord or Tenant to enforce any provision of the Lease for any reason, (viii) any change in the corporate relationship between Tenant and Guarantor or any termination of such relationship, (ix) any change in the ownership of all or any part of the membership interests in Tenant, (x) the inability of Tenant to perform, or the release of Tenant or Guarantor from the performance of, any obligation, agreement, covenant, term or condition under the Lease or this Guaranty by reason of any law, regulation or decree, now or hereafter in effect, (xi) any merger of the leasehold estate of Tenant with the fee estate or any other estate in any of the Leased Properties, or (xii) any disability or other defense of Tenant. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments, or other covenants with respect to the Lease as they may deem appropriate and Guarantor shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Lease as so modified, extended or amended.

Section 3. REINSTATEMENT. Guarantor further agrees that, if at any time all or any part of any payment applied to any of the Guaranteed Obligations is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor), such Guaranteed Obligations shall, for the purposes of this

Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such application had not been made.

      Section 4. CERTAIN ACTIONS. Landlord may, from time to time at its discretion and without notice to Guarantor, take any or all of the following actions: (a) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to any of the Guaranteed Obligations; (b) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, Tenant) with respect to any of the Guaranteed Obligations; or (c) release or fail to perfect any lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Obligations or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property.

      Section 5. WAIVER. To the extent permitted by applicable law, Guarantor hereby expressly waives: (i) notice of the acceptance of this Guaranty, (ii) except as otherwise provided in the Lease or this Guaranty, notice of the existence or creation or non-payment of all or any of the Guaranteed Obligations, (iii) presentment, demand, notice of dishonor, protest and all other notices whatsoever except as otherwise provided in the Lease or this Guaranty, and (iv) all diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

      Section 6. WAIVER OF SUBROGATION. Guarantor hereby waives all rights of subrogation which it may at any time otherwise have as a result of this Guaranty to the claims of Landlord against Tenant and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from Tenant which it may at any time otherwise have as a result of this Guaranty prior to final payment and satisfaction of the Guaranteed Obligations.

      Section 7. MISCELLANEOUS.

      7.1 Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall be effective unless the same shall be in writing and signed by Landlord.

      7.2 Addresses for Notices. All notices hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed as follows, or to such other address as shall be designated by Guarantor or Landlord in written notice to the other party:

      If to Tenant   :  ALS ______________, LLC
                        c/o Alterra Healthcare Corporation
                        6737 W. Washington Street, Suite 2300
                        Milwaukee, Wisconsin 53214
                        Attention:  Mr. Mark W. Ohlendorf
                        Telephone:  (414) 918-5403
                        Facsimile: (414) 918-5055

      with a copy to:   Alterra Healthcare Corporation
                        6737 W. Washington Street, Suite 2300
                        Milwaukee, Wisconsin 53214
                        Attention:  Mr. Mark W. Ohlendorf
                        Telephone:  (414) 918-5403
                        Facsimile: (414) 918-5055

      and to:           Rogers & Hardin LLP
                        229 Peachtree Street
                        2700 International Tower
                        Atlanta, Georgia 30303
                        Attention:  Alan C. Leet, Esq.
                        Telephone:  (404) 420-4616
                        Facsimile: (404) 525-2224

      If to Guarantor:  ALS Properties Holding Company, LLC
                        c/o Alterra Healthcare Corporation
                        6737 W. Washington Street, Suite 2300
                        Milwaukee, Wisconsin 53214
                        Attention:  Mr. Mark W. Ohlendorf
                        Telephone:  (414) 918-5402
                        Facsimile: (414) 918-5055

      with a copy to:   Alterra Healthcare Corporation
                        c/o Alterra Healthcare Corporation
                        6737 W. Washington Street, Suite 2300
                        Milwaukee, Wisconsin 53214
                        Attention:  Mr. Mark W. Ohlendorf
                        Telephone:  (414) 918-5402
                        Facsimile: (414) 918-5055
      and to:           Rogers & Hardin LLP
                        229 Peachtree Street
                        2700 International Tower
                        Atlanta, Georgia 30303
                        Attention:  Alan C. Leet, Esq.
                        Telephone:  (404) 420-4616
                        Facsimile: (404) 525-2224

      If to Landlord:   PSLT-ALS ____________, LLC
                        c/o Provident Senior Living Trust
                        600 College Road East, Suite 3400
                        Princeton, New Jersey 08540
                        Attention:  General Counsel
                        Telephone:  (609) 720-0825
                        Facsimile:   (609) 720-0826

      with a copy to:   Sidley Austin Brown & Wood LLP
                        787 Seventh Avenue
                        New York, New York 10019
                        Attention:  Scott Freeman, Esq.
                        Telephone:  (212) 839-7358
                        Facsimile:  (212) 839-5599

      7.3 No Waiver; Remedies. No failure on the part of Landlord to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies available at law or equity.

      7.4 Continuing Guaranty; Transfer of Interest. This Guaranty shall create a continuing guaranty and will (i) remain in full force and effect until payment and performance in full and satisfaction of the Guaranteed Obligations, (ii) be binding upon Guarantor and its successors and assigns, and (iii) inure, together with the rights and remedies of Landlord hereunder, to the benefit of Landlord and its successors, as permitted under the Lease. Without limiting the generality of the foregoing clause, if and when Landlord assigns or otherwise transfers any interest held by it under the Lease to any other person, that other person shall thereupon become vested with all the benefits held by Landlord under this Guaranty.

      Section 8. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      Section 9. INDUCEMENT TO LANDLORD. Guarantor acknowledges and agrees that the execution and delivery of this Guaranty by Guarantor to Landlord has served as a material inducement to Landlord to execute and deliver the Lease, and Guarantor further acknowledges and agrees that but for the execution and delivery of this Guaranty by Guarantor, Landlord would not have executed and delivered the Lease.

      Section 10. INTENTIONALLY DELETED.

      Section 11. INTENTIONALLY DELETED.

      Section 12. SUBMISSION TO JURISDICTION. Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any State or Federal court located in New York County, New York State over any action, suit or proceeding to enforce or defend any right under this Guaranty or otherwise arising from or relating to this Guaranty, and Guarantor irrevocably agrees that all claims in respect of any such action, suit or proceeding may be heard and determined in such court. Guarantor hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum or venue to the maintenance of any such action, suit or proceeding. Guarantor hereby agrees that a final, non-appealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

      Section 13. WAIVER OF JURY TRIAL. Guarantor hereby waives, to the fullest extent permitted by applicable law, any right to a trial by jury in any action, suit or proceeding to enforce or defend any rights under this Guaranty or any other transaction document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or arising from or relating to any relationship existing in connection with this guaranty, and agrees, to the fullest extent permitted by applicable law, that any such action, suit or proceeding shall be tried before a court and not before a jury.

      Section 14. COOPERATION, FURTHER ASSURANCES. Guarantor covenants, and agrees to sign, execute and deliver or cause to be signed, executed and delivered and to do or make, or to cause to be done or make, upon the written request of Landlord, any and all agreements, instruments, papers, deeds, acts or things, supplemental, confirming or otherwise, as may be reasonably required by Landlord for the purpose of, or in connection with, the transaction contemplated hereby. Upon full and final payment and performance of the Guaranteed Obligations, Landlord agrees to execute a release for the benefit of Guarantor, in form and content reasonably satisfactory to Landlord. Notwithstanding anything to the contrary contained herein, this Guaranty shall survive for a period of twenty four (24) months after the expiration or earlier termination of the Lease, and Guarantor shall be liable to Landlord hereunder for any Guaranteed Obligations which arise during such period and relate to matters which (i) occurred during the term of the Lease or (ii) Tenant is otherwise required to indemnify Landlord against pursuant to the terms of the Lease. Except to the extent expressly provided otherwise in any guaranty or indemnity from Guarantor or its direct or indirect Parent to Landlord or its Affiliates (each such term as defined in the Lease), in no event shall any trustee, shareholder, member, guarantor, partner, employee, officer or beneficiary of Guarantor be personally liable for any of the obligations of Guarantor hereunder.

              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

      Guarantor has caused this Guaranty to be effective as of the Effective
Date.

                                       GUARANTOR:
                                       ---------



                                       ALS PROPERTIES HOLDING
                                         COMPANY, LLC,
                                       a Delaware limited liability company



                                       By:_________________________________
                                          Name:
                                          Title:

                                ACKNOWLEDGMENT


STATE OF _____________  )
                        )     SS
COUNTY OF ___________   )


            On this ___ day of October, 2004, before me, the undersigned officer, personally appeared ____________________________, personally known to me, or proved to me on the basis of satisfactory evidence, and who acknowledged that he/she is the _________________ of ALS PROPERTIES HOLDING COMPANY, LLC, a Delaware limited liability company, and that as such officer, being duly authorized to do so pursuant to the company's bylaws or a resolution of its board of directors, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the company by himself in his authorized capacity as such officer, as his free and voluntary act and deed and the free and voluntary act and deed of the company.

            IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                         ------------------------------------
[NOTARIAL SEAL]                          Notary Public


                                         My Commission Expires:



                                         ------------------------------------